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([******] Denotes Confidential Treatment)

                                                                   Exhibit 10.20


                  EXCLUSIVE MANUFACTURING & MARKETING AGREEMENT


          The Parties, Thane International, Inc. ("THANE"), a Delaware corporation with offices located in La Quinta, California, and Inventors Universe.com, Inc. ("IUC"), a Georgia Corporation with offices located in Atlanta, Georgia, enter into this Agreement effective as of March 24, 2000 ("Effective Date"), with reference to the following facts.


                                    RECITALS

          IUC is the owner of an exercise apparatus, known as "AB-DOER"(TM) ("PRODUCT") and is producing an infomercial to promote the Product and desires to have THANE broadcast the Infomercial and THANE exclusively market the Product, worldwide;

          THANE is a leading international marketing firm, successful in product development and acquisition, and infomercial and instructional video production, and distribution and desires to exclusively market the Product worldwide;

          THANE and IUC have established and set forth their obligations and expectations with respect to the manufacturing and marketing of the Product as set forth herein.


                                    AGREEMENT

1.   WARRANTIES & COVENANTS.

          1.1 THANE. THANE warrants, promises, and covenants that it has the complete right, power and authority to enter into this Agreement.

          1.2 IUC. IUC warrants, promises, and covenants that it: (i) has the present right, power and authority to enter into this Agreement; (ii) has the ability, power and authority to grant the rights to THANE as set forth in this Agreement; (iii) will maintain all such rights in full force, including, but not limited to, copyrights, patents, trademarks, and any and all required governmental approvals that currently exist or may exist for the Product for the Term of this Agreement; and (iv) has not and will not knowingly violate any third parties' intellectual property rights. THANE shall have the right to enforce IUC's intellectual property rights, in IUC's name, provided however, that THANE shall not take any action to enforce such rights without the prior written consent of IUC.

          1.3 CONFIDENTIALITY. The Parties agree not to disclose confidential information



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regarding the other Party, their companies, their products, their operations, or the mechanical construction, technical information, design drawings, concept, ideas, sketches, wordings, media and marketing strategies, chemical composition of the Product or any other company information which may be deemed a trade secret, or is sensitive in nature and not otherwise known to the public including the terms and conditions of this Agreement ("Information"), or use Information for commercial purpose, unless such Information is readily available to the public, without the prior written consent of the other Party and shall treat all such Information in strict confidence, and not disclose it to any one outside of the relevant Party's organization.


2.   THE PRODUCT AND MANUFACTURE OF THE PRODUCT.

          2.1 THE PRODUCT. The "PRODUCT" is a semi-assembled apparatus consisting of: a C-shaped bar with handles affixed to a flexible back support, connected to a padded seat which is supported by front and back T-shaped legs; printed exercise instructions for beginner, intermediate and advanced work outs; and an assembly guide, along with the Product packaging ("BASIC UNIT"). The Product also consists of an infomercial produced by Tara Productions promoting the Product ("INFOMERCIAL") and may also consist of "Additional Product" as defined below.

          2.2 ADDITIONAL PRODUCTS. IUC has also produced an instructional video which THANE may market along with the Basic Unit. Either Party may develop related products, and upon mutual agreement, THANE may market these Additional Product(s), individually or in varying product configurations along with the Basic Unit.

          2.3 MANUFACTURE AND PRODUCT QUALITY. IUC will have the sole responsibility to control all manufacturing aspects of the Product and shall be responsible for establishing and maintaining high and appropriate standards of quality for the manufacture of the Product. IUC will pay all manufacturing and packaging costs. IUC warrants that the Product will be free from defects in materials, workmanship or parts for a period of one (1) year from the date of delivery to THANE, and will indemnify THANE against any third party claim with respect to product defects in accordance with this Agreement.

          2.4 PRODUCT LIABILITY INSURANCE. THANE shall have the sole responsibility to acquire and maintain adequate product liability insurance for the Product.


          2.5 PURCHASE TERMS. The Purchase Price for the Basic Unit is $[******] US for the first [*****] units ordered and $[*****] US for any units over the first [*****] payable by L/C (at a 2% discount for the first [*****] units ordered) or other terms as the parties may negotiate, FOB Asia. The Purchase Price includes all manufacturing costs, any and all talent and Stilson & Stilson producer royalties. THANE shall pay Producer Royalties to Tara Productions equal to [*****]% of the Purchase Price for all Products sold by THANE.




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IUC warrants that THANE shall have no obligation to pay any monies other than the Purchase Price in order to market the Product as contemplated herein.

          2.6 PRODUCT CUSTOMER LIST. THANE and IUC agree that all customer names, addresses and phone numbers generated by THANE from the marketing of the Product shall be solely owned by THANE ("CUSTOMER LIST").


3. THANE MATERIALS. THANE may determine in its sole discretion to tweak the Infomercial, or produce a spot commercial, print ads, re-design of Product packaging, or other collateral materials (collectively "THANE MATERIALS"). THANE shall be responsible for all production costs and shall be the sole owner of all rights, including copyrights, to Thane Materials.


4.   MARKETING PLAN.


          4.1 PROJECT SET-UP, MARKET TESTS AND MEDIA COSTS. Upon receipt of the Infomercial beta master, THANE shall proceed with project set-up and conduct a Market Test to be started within 30 days. THANE will provide all capital contribution for the project set-up and the purchase of the media for the market testing of the Infomercial.





          4.2 FAILURE/SUCCESS OF MARKET TESTS. Should THANE determine in its sole discretion that the results of the Market Test do not warrant the marketing of the Product, it shall notify IUC within 7 days of the end of the Market Test period and this Agreement shall terminate. THANE and IUC will have thirty (30) days to wind up their affairs before this termination is final. Upon the final termination of this Agreement all rights to the Product shall revert to IUC. Should Thane determine in its sole discretion that the market tests warrant the marketing of the Product, it shall "Roll-out" the Product. "Roll-out" shall be defined as media expenditures that equal or exceed [******] dollars ($[*****]) per week.





          4.3 THE MARKETING PLAN. THANE shall inform and discuss marketing strategy with IUC but shall have the sole discretion to determine the marketing plan. THANE will be responsible during the Term of this Agreement for paying for, and managing directly, or through the use of agents or sub-contractors, all aspects associated with the implementation of the television and after-market marketing plan. These duties shall include the management of: (i) in-bound fulfillment; (ii) out-bound fulfillment; (iii) credit card processing; (iv) accounting; (v) inventory control; (vi) customer service; (vii) media planning and buying; (viii) out-bound telemarketing; (ix) database; and (x) after-market sales. THANE shall put forth its best efforts to maximize the financial success of the marketing campaign for the sale of the Product. THANE may contract with a current or


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future subsidiary or affiliate company to provide any of the above services provided that such services are of like quality and at or below market price.


5.   GRANT OF RIGHTS.

          5.1 OWNERSHIP OF PROPERTY AND COPYRIGHTS. THANE acknowledges and agrees that IUC is the sole owner of all rights to the Product, and trademarks, and patents pertaining thereto and any and all existing marketing materials. THANE is the sole and exclusive owner of all property rights for any and all Thane Materials, and the Customer List.

          5.2 EXCLUSIVE MARKETING RIGHTS. Subject to IUC's "Reserved Use", IUC hereby grants to THANE the exclusive right to market the Product worldwide for the Term herein. IUC agrees not to manufacture nor market the Product or a same type product, for itself or for third parties, in competition with THANE during the Term of this Agreement. The exclusive worldwide marketing rights shall include all possible market areas available today, including but not limited to: print; retail, radio; television; cable; satellite cable and television; catalog; Internet; direct mail; telemarketing and home shopping channels. IUC hereby reserves for its own use its website ( www.Abdoer.com ), Taylor Gifts, and Comtrad Industries ("RESERVED USE").

          5.3 EXCLUSIVITY. The exclusive marketing rights granted to THANE shall remain exclusive for the first year (1) from Roll-out ("Initial Term of Exclusivity"). The exclusivity of the rights granted shall extend automatically for an additional year, and each and every year thereafter, if THANE sells the following minimum number of units:


                     Year 1              [******]
                     Year 2              [******]
                     Year 3              [******]
                     Year 4              [******]


If THANE fails to sell the minimum number of units to automatically extend the exclusivity period, then upon written notice to THANE from IUC, THANE's rights hereunder shall become non-exclusive for the duration of the Term, excepting that THANE shall retain the right to exclusively market to existing customers.



6. IUC USE OF THANE MATERIALS/REVERSE ROYALTY. Upon termination of this Agreement, THANE grants to IUC a license to use any and all Thane Materials provided that IUC shall account and disburse to THANE a Reverse Royalty equal to [*****] percent ([*****]%) of Adjusted Gross Revenue, payable on a monthly basis, each such accounting and payment to be made within 30 days after the end of the month in which the relevant Adjusted Gross Revenues are received. "Adjusted Gross Revenue" shall mean all gross revenues received by IUC from the sale of Product, less: (i) shipping and handling charges received from customers; (ii) bad debts, returns and credits to customers; and (iii) payment of all sales taxes collected from customers.



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7.   TERM. The Term of this Agreement shall be five (5) years from the effective date herein.


8. INDEMNIFICATION. IUC agrees to hold THANE, its successors, assigns, licensees, agents, associates, directors and employees harmless from any and all claims, damages, costs and expenses, attorney's fees, damages, recoveries, and settlements which arises from, or may arise out of, any representation, claim, statement, promise, warranty, and presentation that IUC makes in this Agreement and about the Product, from any infringement by IUC of a third party's intellectual property rights, and from any product liability or manufacturing defect claim. THANE agrees to hold IUC, its successors, assigns, licensees, agents, associates, directors, members, and employees harmless from any and all claims, damages, costs and expenses, attorney's fees, damages, and recoveries, and settlements which arises from, or may arise out of, any representation, claim, statement, promise, warranty, and presentation that THANE makes in this Agreement, or about the Product, or in the Infomercial or in any Thane Materials, or by any of THANE's representatives, sales people, public relations people and marketing people which IUC has not approved, or ratified their use.


9. INDEPENDENT AND SEPARATE COMPANIES. THANE and IUC enter into this Agreement as separate and independent corporations, and companies. THANE and IUC will each be responsible for the payment of their respective compensation, wages, taxes, dues, employment benefits and operating expenses in connection with the separate operations of their respective businesses, corporations and companies. This Agreement does not create a partnership, agency or joint venture relationship between IUC and THANE. THANE and IUC agree that neither will, nor permit any person or entity acting for or on its behalf to, bind or obligate the other Party, or represent to have such authority, without the express prior written approval of the other Party.


10. ENTIRE AGREEMENT. This Agreement contains the entire understanding between THANE and IUC that supersedes any prior agreements, written or oral, respecting the subject matter of this Agreement.


11. CONTROLLING LAW. The laws of the State of California will govern the interpretation of this Agreement, and the rights and obligations of the parties to it. A court will consider the terms and conditions of this Agreement to be severable so that any of its terms, conditions, or clauses shall not invalidate, or render unenforceable the entire agreement.


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12.  COST OF ENFORCEMENT. If any party to this Agreement retains the services of an attorney, or files a lawsuit, to enforce the terms and conditions of this Agreement, a court may award the prevailing party costs and expenses, including attorney's fees.

13. ASSIGNMENT OF RIGHTS. THANE shall have the complete power, right and authority to assign any and all rights granted under this Agreement to any existing or future, subsidiary or parent person, entity or company. If THANE assigns this Agreement in its entirety, it shall notify IUC of any such assignment. THANE agrees to remain liable for its obligations to IUC as set forth in this Agreement, unless the assignee assumes such obligations and IUC accepts such assumption. Except as otherwise set forth in this paragraph, this Agreement is neither assignable nor delegable by either Party.

14. NOTICES. Any notice given under this Agreement shall be in writing and shall only be deemed proper notice if served personally, or by registered or certified first class mail with return receipt requested, and addressed to the party to whom the notice is intended at the following addresses. Any change of address must be in writing and properly delivered to the other Party pursuant to the requirements of notice set forth in this paragraph.

          a) IUC:   Inventors Universe.com, Inc.
                    817 Peachtree #208
                    Atlanta, GA 30308
                    Attn: Michael Casey. President
                    Tel: 404 879-5300
                    Fax: 404 879-5301
                    E-mail: michaelcasey@ibm.net

          b) THANE: Thane International, Inc.
                    78-140 Calle Tampico, Suite 201
                    La Quinta, CA 92253
                    Attention: Bill Hay, President
                    Tel: 760 777-0217
                    Fax: 760 777-0214
                    E-mail: kallen@thaneinc.com


          IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the Effective Date herein.


PRODUCT OWNERS & DEVELOPERS:                 THANE INTERNATIONAL, INC.:

/s/ Michael Casey                            /s/ Denise DuBarry Hay
-----------------------------------          -----------------------------------
Michael Casey, President                     Denise DuBarry Hay, Exec VP.



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July 25, 2000

Sent via Facsimile and Regular Mail
Fax: 404-879-5301

Michael Casey, President
Inventors Universe.com, Inc.
817 Peachtree #208
Atlanta, GA 30308

          Re: Amendment to AB-DOER(TM)"Exclusive Manufacturing and Marketing Agreement", dated March 24, 2000 ("Agreement")

Dear Michael:


As you have discussed with Christine Koshnick, effective as of March 24, 2000, you have agreed to lower the Purchase Price of the Basic Unit for all Product sold internationally, as follows: (i) $[******] per Basic Unit for orders less than [*****]; and (ii) $[*****] per Basic Unit for orders of [*****] or more. This letter, when executed by both parties, shall serve as an amendment ("Amendment") to Section 2.5 of our Agreement. We further agree that this Amendment will not modify or change any other terms of the Agreement.


Please sign below and return an original for our records.


Thane International, Inc.:                   Inventors Universe.com, Inc.:

/s/ Kandy Lee Allen                          /s/ Michael Casey
-----------------------------------          -----------------------------------
By: Kandy Lee Allen                          By: Michael Casey
    Corporate Counsel                            President


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August 11, 2000

Sent via Facsimile and Regular Mail
Fax: 404-879-5301

Michael Casey, President
Inventors Universe.com, Inc.
817 Peachtree #208
Atlanta, GA 30308

          Re: Second Amendment to AB-DOER(TM)"Exclusive Manufacturing and Marketing Agreement", dated March 24, 2000 and as amended ("Agreement")

Dear Michael:

As discussed with Denise Kovac, you have agreed to grant to Thane the right to sell the Product to any and all catalogs. In accordance, this Second Amendment deletes all reference to your "Reserved Use" as described in Section 5.2 of our Agreement.

Further, we have determined that we both shall decide, on a case by case basis, who shall be responsible for the costs associated with any and all future foreign trademark and patent registration costs associated with AB-DOER (TM), said agreement to be evidenced by a writing.

This letter, when executed by both parties, shall serve as the Second Amendment to our Agreement ("Second Amendment") and shall be effective as of the first date written above. We further agree that this Second Amendment will not modify or change any other terms of the Agreement.

Please sign below and return an original for our records.


Thane International, Inc.:                   Inventors Universe.com, Inc.:

/s/ Kandy Lee Allen                          /s/ Michael Casey
-----------------------------------          -----------------------------------
By: Kandy Lee Allen                          By: Michael Casey
    Corporate Counsel                            President



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November 22, 2000

Sent via Facsimile and Regular Mail
Fax: 404-879-5301

Michael Casey, President
Inventors Universe.com, Inc.
817 Peachtree #208
Atlanta, GA 30308

          Re: Third Amendment to AB-DOER(TM)"Exclusive Manufacturing and Marketing Agreement", dated March 24, 2000 and as twice amended ("Agreement")

Dear Michael:

As discussed with Denise and Bill, you have agreed to grant to Thane a five year, worldwide and exclusive right to sell as an Additional Product (defined in Section 2.2 of the Agreement), which product is currently known as "Hip & Thigh Doer", under the same terms and conditions set forth in the Agreement and subsequent Amendments. The Parties shall mutually agree in writing, when such can be determined, the purchase terms and pricing, which price shall include production royalties based on sales.

This letter, when executed by both parties, shall serve as the Third Amendment to our Agreement ("Third Amendment") and shall be effective as of the first date written above. We further agree that this Third Amendment will not modify or change any other terms of the Agreement.

Please sign below and return an original for our records.


Thane International, Inc.:                   Inventors Universe.com, Inc.:

/s/ Kandy Lee Allen                          /s/ Michael Casey
-----------------------------------          -----------------------------------
By: Kandy Lee Allen                          By: Michael Casey
    Corporate Counsel                            President



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October 2, 2001

Sent via Facsimile and Regular Mail
Fax: 404-591-5011

Joseph F. Best III, President
Michael Casey
Inventors Universe, Inc.
621 North Avenue, Bldg. E
Atlanta, GA 30308

          Re: Fourth Amendment to AB-DOER(TM)"Exclusive Manufacturing and Marketing Agreement", dated March 24, 2000 relating to the marketing of the ABDOer product ("PRODUCT") and its amendments (collectively "AGREEMENT")

Dear Joe and Michael:


Thane International ("THANE") and Inventors Universe ("IU") entered into a Third Amendment to the Agreement, dated November 22, 2000, whereby IU would produce an infomercial utilizing the name and likeness of John Abdo for Thane to market an additional IU leg press exercise product under the name of "Hip & Thigh DOer", under the same terms and conditions as set forth in the Agreement for the Product, except as otherwise agreed in writing. The Parties have now determined to change the name of the Hip & Thigh DOer to "Bun & Thigh DOer", and agreed that IU shall produce an infomercial to better market the Bun & Thigh DOer ("BODY INFOMERCIAL").



The Parties hereby agree that the Purchase Price of the Bun & Thigh DOer shall be $[******] for the first [*****] units purchased and $[*****] thereafter, with a [*****]% deposit with purchase order, balance due upon shipment. The royalties associated with the Bun & Thigh DOer shall be as set forth on Attachment "A" hereto.



Pursuant to the Agreement, the Parties have further determined to market an upgraded version of the ABDOer Product to be called the "ABDOer Xtreme" under the same terms and conditions set forth in the Agreement, with a Purchase Price of $[******] for the first [*****] units purchased and $[*****] thereafter, with a [*****]% deposit with purchase order, balance due upon shipment. The royalties associated with the ABDOer Xtreme are set forth in Attachment "B" herein. IU shall produce an infomercial to better market the ABDOer Xtreme ("XTREME INFOMERCIAL").


This letter, when executed below by both IU and Thane, shall serve as the Fourth Amendment to the Agreement ("Fourth Amendment") and shall be effective as of the first date written above. The Parties further agree that this Fourth Amendment will not modify or change any other terms of the Agreement not inconsistent with the terms herein. Please sign below to indicate acceptance of these terms and return an executed original for our records.


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Thane International, Inc.:                   Inventors Universe, Inc.:

/s/ Kandy Lee Allen                          /s/ Joseph F. Best III
-----------------------------------          -----------------------------------
By: Kandy Lee Allen                          By: Joseph F. Best III
    Corporate Secretary                          President




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                                 ATTACHMENT "A"
                                Bun & Thigh DOer



1. "PRODUCER ROYALTY" equal to [*****]% of Adjusted Gross Revenue ("AGR") up to $[*****], [*****]% of AGR between $[*****] and $[*****], and [*****]%
       of AGR of $[*****] or more;



2. "VIDEO ROYALTY" equal to $[*****] per video set sold through any marketing channel; and



3. "HOST ROYALTY" equal to $[*****] per unit sold through each appearance by John Abdo or by Shannon Engemann on a live shopping channel ("Host") (or the equivalent percentage for QVC sales).



"ADJUSTED GROSS REVENUE" for purposes of this Agreement shall mean all gross revenues received by THANE from the sale of Lower Body DOer through airing the Body Infomercial, excepting live shopping, as adjusted for returns, less: (i) shipping and handling charges received from customers; (ii) bad debts, returns and credits to customers; (iii) payment of all sales taxes collected from customers; (iv) ad allowances and retail commissions; and (v) a rolling reserve fund, initially at [*****]% of gross revenue but to be adjusted to reflect actual return rate when such becomes known. The "Adjusted Gross Revenue" for Product sold through live shopping channels shall be defined as all gross revenues received by THANE from the sale of the Lower Body DOer generated from live shopping channels, including buy anytimes, sell throughs, and IQVC as adjusted for returns, minus refunds, actual returns, and a [*****]% rolling return reserve.












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                                 ATTACHMENT "B"
                                  ABDOer Xtreme


1. "PRODUCER ROYALTY" equal to [*****]% of Adjusted Gross Revenue ("AGR") up to $[*****], [*****]% of AGR between $[*****] and $[*****], and [*****]%
       of AGR of $[*****] or more;



2. "PRODUCT ROYALTY" for the following products sold through any marketing channel equal to: $[*****] for each Tri-Roller unit sold, $[*****] for each Neck Massager sold, $[*****] for each Mercury Counter sold, and $[*****] for each Video Tape Set sold; and



3. "HOST ROYALTY" equal to $[*****] per unit sold through each appearance by John Abdo or by Shannon Engemann on a live shopping channel (or the equivalent percentage for QVC sales).



"ADJUSTED GROSS REVENUE" for purposes of this Agreement shall mean all gross revenues received by THANE from the sale of ABDOer Xtreme through airing the Xtreme Infomercial, excepting live shopping, as adjusted for returns, less: (i) shipping and handling charges received from customers; (ii) bad debts, returns and credits to customers; (iii) payment of all sales taxes collected from customers; (iv) ad allowances and retail commissions; and (v) a rolling reserve fund, initially at [*****]% of gross revenue but to be adjusted to reflect actual return rate when such becomes known. The "Adjusted Gross Revenue" for ABDOer Xtreme sold through live shopping channels shall be defined as all gross revenues received by THANE from the sale of the ABDOer Xtreme generated from live shopping channels, including buy anytimes, sell throughs, and IQVC as adjusted for returns, minus refunds, actual returns, and a [*****]% rolling return reserve.






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